UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) September 25, 2003


                               LECROY CORPORATION
             (Exact name of registrant as specified in its charter)





         DELAWARE                       0-26634                 13-2507777
   (State or other jurisdiction       (Commission            (I.R.S. Employer
of incorporation or organization)     File Number)          Identification No.)

                             700 CHESTNUT RIDGE ROAD
                         CHESTNUT RIDGE, NEW YORK 10977
               (Address of principal executive offices) (Zip Code)

                                 (845) 425-2000
              (Registrant's telephone number, including area code)








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ITEM 5.   OTHER EVENTS

Repurchase of Series A Redeemable Convertible Preferred Stock

     On September 25, 2003, LeCroy Corporation (the "Company") announced that it had repurchased from the holders of the Company's Series A Redeemable Convertible Preferred Stock ("Preferred Stock") all 500,000 issued and outstanding shares of Preferred Stock for $23.0 million in cash. A copy of this agreement is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety. A copy of the related press release is also being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

Director Resignation

     On September 25, 2003, the Company announced the resignation of Douglas A. Kingsley from the Board of Directors of the Company. A copy of the related press release is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

Exhibit No.       Description
-----------       -----------
99.1              Stock Repurchase Agreement, dated as of September 25, 2003, by and among LeCroy Corporation, Advent Global GECC III Limited
                  Partnership, Envirotech Investment Fund I Limited Partnership,
                  Adwest Limited Partnership, Oakstone Ventures Limited
                  Partnership and Advent Partners Limited Partnership

99.2              LeCroy Corporation press release dated September 25, 2003



ITEM 9.   REGULATION FD DISCLOSURE

     On September 25, 2003, the Company issued a press release announcing the repurchase of its Preferred Stock and updated its earnings guidance for the first fiscal quarter ending September 30, 2003. A copy of the related press release is being filed as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               LECROY CORPORATION


Date:  September 26, 2003
                                     /s/ Scott D. Kantor
                                     Scott D. Kantor
                                     Vice President and Chief Financial Officer,
                                     Secretary and Treasurer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Stock Repurchase Agreement, dated as of September 25, 2003, by and among LeCroy Corporation, Advent Global GECC III Limited
                  Partnership, Envirotech Investment Fund I Limited Partnership,
                  Adwest Limited Partnership, Oakstone Ventures Limited
                  Partnership and Advent Partners Limited Partnership

99.2              LeCroy Corporation press release dated September 25, 2003